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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 30, 1999


                           COMMISSION FILE NUMBER 0-12853


                         ELECTRO SCIENTIFIC INDUSTRIES, INC.



               OREGON                                    93-0370304
     (STATE OR OTHER JURISDICTION            (IRS EMPLOYER IDENTIFICATION NO.)
          OF INCORPORATION)



     13900 N.W. SCIENCE PARK DRIVE,
          PORTLAND, OREGON                                     97229
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (503) 641-4141


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ITEM 8. CHANGE IN FISCAL QUARTER AND FISCAL YEAR END

On September 30, 1999, Electro Scientific Industries, Inc. (the "Company") decided to change its fiscal quarters to correspond with a four week, five week, four week quarter, which means each quarter will end on a Saturday. Previously, the quarters ended on the last day of the calendar month. There is no change in the month in which each of the four quarters ends. However, this does translate to a change in fiscal year end. Previously, the Company's fiscal year end was May 31. Upon implementing this change, the fiscal year will end on the Saturday following or directly preceding May 31, whichever Saturday is the fewest number of days from May 31. In addition, depending on which Saturday is used, the Company may have either a 52 or 53 week fiscal year.

There will be no report filed covering the transition period, as activity during the transition period is deemed to be immaterial.


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 14, 1999                 ELECTRO SCIENTIFIC INDUSTRIES, INC.

                                        By /s/ Donald R. VanLuvanee
                                          --------------------------------------
                                           Donald R. VanLuvanee
                                           President and Chief Executive Officer


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